EMPLOYMENT AGREEMENT

This Employment Agreement (this “Agreement”), effective as of the 1st day of July, 2007, by and between Horne International, Inc., a Delaware corporation (the “Company”), and Robert Suthard (the “Executive”).

Whereas, the Company and the Executive have determined that it is in their respective best interests to enter into this written Employment Agreement and it is the intention of the parties to perform pursuant to this Employment Agreement and to further repudiate and void all previous Employment Agreements, written and oral, which may have been entered into by the parties;

Now Therefore, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1. Recital. The foregoing recital is made a part of this Agreement.

2. No Prior Obligations. The Executive represents and warrants to the Company that the Executive is free to accept employment hereunder and that the Executive has no prior or other obligations or commitments of any kind to anyone that would in any way hinder or interfere with the Executive’s acceptance of, or the full uninhibited and faithful performance of, the Executive’s employment hereunder or the best exercise of the Executive’s efforts as an employee of the Company.

3. Employment. The Company hereby employs the Executive and the Executive hereby accepts employment with the Company, upon the terms and conditions herein set forth. During the term of this Agreement, the Executive shall perform such duties as are required by the Company and this Agreement and shall devote his entire business time (except vacations and any other permitted leave time), effort, attention and ability, with undivided loyalty, to the performance of such duties.

4. Duties.

(a) During the term of this Agreement, the Executive shall serve as a Vice President, and his duties shall involve work associated with developing, managing and growing Horne’s customer relationships and other related business development activities.

(b) The Executive shall adhere to all of the rules and regulations of the Company which are presently in force or which may be established hereafter by the Company with respect to the conduct of those employees under the direction and supervision of the Executive. The Executive shall also follow the directions of the Chief Executive Officer, Darryl K. Horne, with respect to the methods to be used in performing his duties.

5. AT WILL EMPLOYMENT: The employment relationship set forth herein shall be an “at will” employment relationship and not employment for a defined term. Thus, either Employer or Executive can terminate the employment relationship at any time.

6. Compensation.

(a) Except as otherwise provided in this Agreement, the Company shall pay the Executive, and the Executive shall accept during the term of this Agreement, for all services to be rendered by the Executive, an annual salary of One Hundred Seventy Five Thousand Dollars ($175,000) (the “Salary”) payable at least monthly or on a more frequent basis as the Company shall determine.

(b) In addition to the base annual salary stated above the Executive shall be paid a car allowance in the amount of Five Hundred Dollars ($500.00) per month.

(c) The Company shall pay to the Executive a “Sign On Bonus” in the amount of Ten Thousand Dollars ($10,000.00). The “Sign On Bonus” shall be paid to Executive in one lump sum not later than ninety (90) days after his first day of employment with Horne.

(d) Any amounts paid to the Executive hereunder shall be less such sums as may be required to be deducted or withheld under the provisions of any federal, state or local law.

(e) The Executive is intended to be compensated as an employee of the Company and as such is to receive a W-2 wage for and the status of an employee and the Company shall deduct federal and state withholding and social security taxes as required.

(f) The Company shall pay or reimburse the Executive for all reasonable out-of-pocket expenses actually incurred by Executive performing services hereunder, provided that the Executive properly accounts for such expenses in accordance with the Company’s policies.

7. EQUITY COMPENSATION: In addition to an annual salary as stated above, the Executive shall be entitled to stock options of Horne International, Inc. Executive shall be entitled to a total award of 50,000 stock options which shall vest and be exercisable in accordance with the terms set forth in a separate written stock option agreement between the Executive and the Company.

8. CASH BONUS: In addition to the Salary, the Company may pay to the Executive an annual bonus (the “Cash Bonus”) in an amount which may be up to but not greater than fifty percent (50%) of the Executive’s base annual salary as stated herein, provided that the Executive is an employee in good standing of the Company on the date the cash bonus is paid as determined by the Company, in its sole and absolute discretion, and based upon the Executive’s individual performance by meeting goals and objectives. Executive’s goals and objectives shall be defined and agreed upon by the parties not later than ninety (90) days from the Executive’s first date of employment with the Company.

9. ADDITIONAL COMPENSATION UPON SEVERANCE: In addition to, and not in lieu of, the Salary and Benefits reserved herein by the Executive, the Company shall pay to the Executive or his estate in the event of a termination of the Executive’s employment for any reason, other than for just cause, within ninety (90) days next after the involuntary termination without just cause of his employment by the Company, a severance payment equal to fifty percent (50%) of the Executive’s annual salary. In the event Executive is involuntarily terminated for just cause then he shall not be entitled to any severance payment. For purposes of this Agreement, “just cause” shall be defined as any of the following:

a) acts of fraud, embezzlement or misappropriation with respect to the business;

b) conviction of a felony or a crime involving moral turpitude;

c) violation of any non-disclosure or non-compete covenants;

d) material breach of the employment agreement;

e) violation of the Company’s “Drug Free Workplace Policy” or any use of drugs or alcohol which substantially interferes with performance of duties.

10. ADDITIONAL COMPENSATION UPON A CHANGE IN CONTROL In the event there is a change of control of the Company and within six (6) months of the Change of Control Date your employment with the Company or its successor is terminated for a reason other than for an act of fraud, embezzlement or misappropriation, a conviction of a felony or crime of moral turpitude, violations of any non-disclosure or non-compete covenant, or violation of the Company “Drug Free Workplace Policy” the Company or its successor shall pay to the Executive or his estate within ninety (90) days next after the termination of his employment a severance payment equal to fifty percent (50%) of the Executive’s annual salary.

a. The term “Change in Control” as used in this Agreement means a change of control of a nature that would be required to be reported pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, whether or not the Company is then subject to the reporting requirement; provided that, whether or not any of the following events would constitute a change of control of such a nature, a “Change in Control” shall be deemed to occur for purposes of this Agreement if and when any of the following events occur:

1) any “person” (as such term is used in 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) other than –

a) the Company

b) a Subsidiary

c) a trustee or other fiduciary holding securities

d) an underwriter engaged in a distribution of Company stock to the public with the Company’s written consent,

becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities that represents more than fifty percent (50%) of the combined voting power of the then outstanding Voting Securities..

2) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company or a Subsidiary, reverse split of any class of Voting Securities , or the consummation of any such transaction if stockholder approval is not obtained.

3) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the company’s assets other than any such transaction which would result in a related party owning or acquiring more than fifty percent (50%) of the assets owned by the Company immediately prior to the transaction. A “related Party” shall mean a subsidiary, an employee or group of employees of the Company or any subsidiary, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary, or a corporation or other form of business entity owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of voting securities.

11. Vacation; Benefits.

(a) Executive shall be entitled to and shall receive four (4) weeks vacation per year, during which time the Salary provided for herein shall be paid, provided that not more than one week of vacation may be taken at any time without the prior written consent of the Company.

(b) Executive shall be entitled to and shall receive such other benefits that generally are made available to other employees of the Company to the same extent and on the same conditions as such benefits generally are made available to such other employees.

12. Confidential Information and Company Property. For purposes of this Agreement “Confidential Information” shall include:

(a) any patents, trade-secrets, computer programs, computer software code, know-how, data, knowledge, ideas, concepts, models, designs, innovations, improvements, inventions, packages, prototypes, creations, sketches, techniques, processes, specifications, schematics, and technology; and

(b) all documentation or other information relating to (i) the business, operations, financial or internal structure of the Company or its affiliates, (ii) the customers, clients and accounts of the Company, Company personnel, sales and statistical data, (iii) past, present or future research or other studies performed by or on behalf of the Company with respect to the business or operations of the Company and/or the Company’s products, such as marketing plans, analyses, forecasts, systems, flow charts, programs, audit procedures, or any other matters concerning any work performed by the Company for its customers or performed in an effort to solicit or obtain customers, (iv) work performed by the Executive for any customer or client, and/or (v) any method and/or procedure (such as records, systems, computer programs, correspondence or other documents), relating or pertaining to products or projects developed by the Company or contemplated by the Company to be developed for its present or its actively solicited customers; and

(c) any other information obtained, learned or created by the Executive during the course of or in connection with Executive’s employment by the Company.

13. Agreement not to Use or Disclose. The Executive shall not, whether during the term of Executive’s employment under this Agreement or at any time after Executive shall leave the employ of the Company for any reason whatsoever, use, reproduce, copy or disclose, directly or indirectly, any Confidential Information to any other person, firm, partnership, corporation or any other entity, except where required in the discharge of the Executive’s duties under this Agreement, or where required by applicable law. Further, upon leaving the employ of the Company for any reason whatsoever, the Executive shall surrender and deliver to the Company all documentation, correspondence, manuals, computer programs, reports, tapes, photographs, listings and any other data, of any type whatsoever, and any copies thereof, emanating from the Company or from any of its agents, servants, employees, suppliers, and existing or potential customers, that shall have come into the Executive’s possession, by any means whatsoever, during the course of Executive’s employment. The restrictions and covenants contained in this paragraph shall not be construed or interpreted as to prohibit or forbid the Executive from utilizing the general knowledge, education or experience gained by the Executive during the course of her employment in any future endeavors, and shall be strictly construed as to only include Company, client or customer specific information.

14. Ownership of Work Product. Any Confidential Information, design, program, product, invention, package, prototype, model, innovation, data, improvement, new technique, process, computer software program, or product, made, collected, developed, discovered, learned or used, by the Executive in connection with the performance of projects assigned to Executive during the course of Executive’s employment, whether during or after normal business hours, shall be deemed to have been made or developed by the Executive solely for the benefit of the Company and shall be the sole and exclusive property of the Company. In order further to effectuate the terms of this Agreement, the Executive agrees to assign to the Company all of Executive’s rights to copyrights, patents, and all other proprietary interests which Executive might have in any such Confidential Information, design, program, product, invention, package, prototype, model, innovation, data, improvement, new technique, process, computer software program, or product, which Executive develops during the course of Executive’s employment by the Company and take whatever action necessary, including assistance in filing for patent protection, to protect the Company’s rights to any such Confidential Information, design, program, product, invention, package, prototype, model, innovation, data, improvement, new technique, process, computer software program, or product. The Executive will not, during the course of Executive’s employment, use or disclose to any other person any such Confidential Information, design, program, product, invention, package, prototype, model, innovation, data, improvement, new technique, process, computer software program, or product, except as expressly authorized in writing by the Company.

15. Covenant not to Compete or Interfere.

(a) Executive recognizes a just purpose in the Company’s protection of its investment in the contacts, experience, and opportunities afforded to the Executive by his employment with the Company, and the need of the Company to avoid, for limited times and within a limited area, competition from persons given training, contacts, and experience by, or through employment with, the Company. In recognition of such need, Executive agrees that during the term of his employment with the Company, and for a period of six (6) months after any termination of this Agreement, Executive will not directly or indirectly, on his own behalf or as a partner, officer, director, Executive, stockholder or consultant of any other person, firm or corporation compete with the Company by working as an employee, consultant, partner, officer, director of any organization which does provide program engineering, acquisition/procurement services, environmental, safety and health services, business process engineering, systems integration and knowledge management services which directly competes in any way whatsoever with Horne International and which is located, either headquartered or has a satellite office, in the Washington D.C. metropolitan area, which shall be defined as within a one hundred (100) mile radius of Washington, D.C. Executive further agrees that during the term of his employment and for a period of six (6) months thereafter, Executive will not, directly or indirectly, on his own behalf or as a partner, officer, director, Executive, majority stockholder or consultant of any other person, firm or corporation solicit, accept or deal with in competition with the Company the business of any person or entity which either at present or during the six (6) months prior to the termination of Executive’s employment was a customer or client of the Company and with whom the Executive had any contact with or dealings with on behalf of the Company.

(b) It is intended and agreed that, in the event any portion of the non-competition or non-interference provisions of this Section 15 is judicially held to be invalid or unenforceable, for whatever reason, such invalid portion shall be treated as severed here from and this Section 15 shall be considered revised and limited in such manner and to such extent as may be necessary to make the remaining portion valid and enforceable.

16. Remedies for Breach.

(a) The Executive acknowledges and agrees that any monetary remedy, which the Company may have, for any breach or threatened breach by the Executive of any of the provisions of this Agreement will be inadequate. Therefore, in the event of the breach or threatened breach of any provision of this Agreement by the Executive, the Company shall be entitled to specific performance of the provisions hereof, and or an ex parte, interlocutory and permanent injunction to enjoin and restrain such breach or threatened breach. Such remedies shall be in addition to all other remedies available at law or in equity, including the Company’s right to recover from the Executive any and all damages that may be sustained as a result of the Executive’s breach or threatened breach of this Agreement.

(b) If it shall be judicially determined that Executive has violated any of Executive’s obligations under Section 15, then the period applicable to the obligation which has been violated shall automatically be extended by a period of time equal in length to the period during which said violation(s) occurred.

(c) Any and all attorneys’ fees and other expenses incurred by either party to this Agreement in any action to enforce this Agreement shall be paid by the non-prevailing party in such action.

17. Governing Law, Waivers, Consent to Jurisdiction. This agreement will be governed by, construed and enforced in accordance with the laws of Virginia. The Executive irrevocably (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement or such other documents which may be delivered in connection with this Agreement may be brought in a court of record in the State of Virginia or in the Courts of the United States of America located in such State, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding, agrees that a final and non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE EXECUTIVE AND THE COMPANY HEREBY KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY.

18. Entire Agreement, Survival. This Agreement contains the entire understanding between the parties hereto and supersedes all other oral and written agreements or understandings between them with respect to the subject matter herein. No modification or addition hereto or waiver or cancellation of any provision shall be valid except by a writing signed by the party to be charged therewith. The provisions of Sections 12 through 15 shall survive and continue in full force and effect upon the expiration or termination of this Agreement for any reason.

19. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, successors, assigns and personal representatives. As used herein, the successors of the company shall include, but not be limited to, any successor by a way of merger, consolidation, sale of all or substantially all of its assets, or similar reorganization. In no event may the Executive assign any rights or duties under this Agreement.

20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

In Witness Whereof, the parties duly executed this Agreement as of the day and year first above written.

	WITNESS or ATTEST:	HORNE INTERNATIONAL, INC.
/s/ Darryl K. Horne

Name:		Name: Title:	Darryl K. Horne Chief Executive Officer

EXECUTIVE
/s/ Robert Suthard

Printed Name:	Name: Robert Suthard